UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2021

HH&L Acquisition Co.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40006	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3508, One Exchange Square

8 Connaught Place

Central, Hong Kong 00000

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3752 2870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	HHLA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	HHLA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	HHLA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) on Form 8-K/A amends the February 9, 2021 audited balance sheet and accompanying footnotes of HH&L Acquisition Corp (the “Company”) that was included as an exhibit to the Company’s Current Report on Form 8-K of (the “IPO Balance Sheet” ), as filed with the Securities and Exchange Commission (“SEC”) on February 16, 2021 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this Amendment No. 1 on Form 8-K/A to reflect a restatement of the Company’s IPO Balance Sheet, to (i) reclassify a portion of its public shares from permanent equity to temporary equity and (ii) to account for its outstanding warrants to purchase its Class A ordinary shares sold in the Initial Public Offering and Private Placement as derivative liabilities, in each case as further described in the footnotes of the Exhibit.

Background of Restatement

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing the Company’s warrants. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 20,700,000 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its Initial Public Offering and (ii) the 10,280,000 redeemable warrants that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the Initial Public Offering (together with the Public Warrants, the “Warrants”). The Company previously accounted for the Warrants as components of equity.

In further consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity (“ASC 815”), the Company concluded that a provision in the warrant agreement related to certain tender or exchange offers precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815, the Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the Initial Public Offering) and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the Statements of Operations in the period of change. As of a result of the reassessment, the Company identified an error in its accounting treatment for both its public and private warrants (Warrants) as presented in its audited balance sheet as of February 9, 2021, included in its Current Report on Form 8-K. The Warrants were reflected as a component of equity as opposed to liabilities on the balance sheet. Pursuant to Accounting Standards Codification (“ASC”) 250, Accounting Changes and Error Corrections issued by the Financial Accounting Standards Board (“FASB”) and Staff Accounting Bulletin 99, “Materiality”) (“SAB 99”) issued by the SEC, the Company determined the impact of the error was immaterial to the Post-IPO Balance Sheet.

Subsequently, in connection with the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, the Company has reevaluated its application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s Initial Public Offering on February 9, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain shareholders’ equity greater than $5,000,000 on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with the filing on December 20, 2021, with the SEC of its Amendment No. 1 (“Amendment No. 1”) to the Quarterly Report on Form 10-Q as of and for the period ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets. As a result, management corrected the error by reclassifying all Class A ordinary shares subject to redemption as temporary equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.

On November 30, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued IPO Balance Sheet was materially misstated and should be restated and filed in an amended Current Report on Form 8-K/A. On December 2, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.

As such, the Company is restating the IPO Balance Sheet in this Amendment No. 1 on Form 8-K/A.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the Initial Public Offering.

The financial statements and related financial information that was included in the Original Form 8-K is superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon.

This Amendment No. 1 on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of February 9, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of February 9, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its Initial Public Offering. As a result of the restatement described in this Amendment No. 1 on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” in the Company’s Amendment Form 10-Q/A for the quarterly period ended September 30, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HH&L Acquisition Co.

	By:	/s/ Richard Qi Li
Name: Richard Qi Li
Dated: March 3, 2022		Title: Chief Executive Officer

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